                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of William H. Baumhauer and Charles
W. Redepenning, Jr. acting together or singularly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, (i) to sign a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the shares issuable pursuant to the Unique Casual Restaurants, Inc. 1997 Stock Purchase Plan and (ii) to sign any and all amendments (including post-effective amendments) to such Registration Statement, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission under the Securities Act. The undersigned hereby ratifies and confirms all that such attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.


       Signature                   Capacity                        Date
       ---------                   --------                        ----


/s/ William H. Baumhauer       Chairman of the Board, President     July 30, 1997
---------------------------    and Chief Executive Officer
William H. Baumhauer           (Principal Executive Officer)



/s/ Allen R. Maxwell           Director                             July 30, 1997
---------------------------
Allen R. Maxwell


/s/ Erline Belton              Director                             July 30, 1997
---------------------------
Erline Belton


/s/ E.L. Cox                   Director                             July 30, 1997
---------------------------
E.L. Cox


/s/ Joseph W. O'Donnell        Director                             July 30, 1997
---------------------------
Joseph W. O'Donnell


/s/ Alan D. Schwartz           Director                             July 30, 1997
---------------------------
Alan D. Schwartz


/s/ Dean P. Vlahos             Director                             July 30, 1997
---------------------------
Dean P. Vlahos


/s/ Donald C. Moore            Senior Vice President, Treasurer     July 30, 1997
---------------------------    and Chief Financial Officer
Donald C. Moore                (Principal Financial and Accounting
                               Officer)